UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025 (August 18, 2025)

NEXSTAR MEDIA GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50478	23-3083125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972 373-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 18, 2025, Nexstar Media Group, Inc., a Delaware corporation (“Nexstar”), and Teton Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Nexstar (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with TEGNA Inc., a Delaware corporation (“TEGNA”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto.

The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into TEGNA (the “Merger”), with TEGNA continuing as the surviving corporation and as a wholly owned subsidiary of Nexstar. The Merger Agreement provides that each share of common stock, par value $1.00 per share, of TEGNA (the “TEGNA Common Stock”) outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than (i) shares of TEGNA Common Stock owned by Nexstar or owned or held in treasury by TEGNA; (ii) shares of TEGNA Common Stock owned or held by any wholly owned subsidiary of TEGNA; and (iii) shares of TEGNA Common Stock held by holders of such shares who have properly exercised appraisal rights with respect thereto in accordance with, and who have complied with, Section 262 of the Delaware General Corporation Law, as amended, with respect to such shares) will at the Effective Time automatically be converted into the right to receive $22.00 per share of TEGNA Common Stock in cash, without interest (the “Merger Consideration”).

Pursuant to the Merger Agreement, each (i) time-based restricted stock unit award in respect of shares of TEGNA Common Stock (a “TEGNA RSU Award”) and (ii) performance-based restricted stock unit or performance share award in respect of shares of TEGNA Common Stock (a “TEGNA PSU Award”), in each case, whether vested or unvested, granted before August 18, 2025 and outstanding immediately prior to the Effective Time will become fully vested and be converted into the right to receive the Merger Consideration in respect of each underlying share of Common Stock, less amounts that are required to be withheld or deducted under applicable law. The number of shares of TEGNA Common Stock subject to a TEGNA PSU Award will be determined in accordance with the provisions of the applicable award agreement that apply upon a “Change in Control” within the meaning of the applicable award agreement. Each TEGNA RSU Award and TEGNA PSU Award granted on or after August 18, 2025 will be converted into a time-based restricted stock unit award in respect of common shares of Nexstar based on the value of the Merger Consideration and otherwise subject to the same terms and conditions as apply immediately prior to the Effective Time, with performance goals deemed achieved at the target level in the case of a TEGNA PSU Award.

TEGNA’s board of directors (the “TEGNA Board”) has unanimously determined that the transactions contemplated by the Merger Agreement, including the Merger, are advisable, fair to and in the best interests of TEGNA and its stockholders, approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, and resolved to recommend that TEGNA’s stockholders adopt the Merger Agreement.

The obligation of the parties to complete the Merger is subject to customary closing conditions, including, among others:

•	the approval of the Merger Agreement by the holders of at least a majority of the outstanding shares of TEGNA Common Stock entitled to vote thereon (the “TEGNA Stockholder Approval”);

•

the absence of any order, writ, injunction, judgment, decree or ruling by a court of competent jurisdiction in the United States or law in the United States having been adopted prohibiting the consummation of the Merger;

•

(i) the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and under any agreement with a governmental entity not to consummate the transactions contemplated by the Merger Agreement that was entered into with the prior written consent of each of Nexstar and TEGNA and (ii) the grant by the Federal Communications Commission (the “FCC”) of applications required to be filed with the FCC to obtain the approvals of the FCC pursuant to the Communications Act of 1934, including the Telecommunications Act of 1996 (the “Communications Act”) and FCC rules necessary to consummate the transactions contemplated by the Merger Agreement;

•	the accuracy of the representations and warranties contained in the Merger Agreement (subject to certain materiality qualifiers);

•

the performance and compliance in all material respects by the parties of their respective covenants required by the Merger Agreement to be performed or complied with by such party prior to the Effective Time; and

•

the absence, since June 30, 2025, of any effect, change, event, occurrence or development that has had or would reasonably be expected to have, individually or in the aggregate, a “Company Material Adverse Effect” (as defined in the Merger Agreement) that is continuing.

The Merger Agreement contains certain termination rights, including, among others:

•	the right of the parties to terminate the Merger Agreement by mutual written consent;

•

the right of either Nexstar or TEGNA to terminate the Merger Agreement if (a) the Merger has not been consummated at or prior to 5:00 p.m. Eastern Time on August 18, 2026 (the “Outside Date”), subject to one three-month extension (at either Nexstar or TEGNA’s election) if on such date all of the closing conditions other than certain conditions relating to regulatory approvals have been satisfied or waived, (b) a court or tribunal of competent jurisdiction in the United States has an order, writ, injunction, judgment, decree or ruling permanently restraining enjoining or otherwise prohibiting the Merger, (c) the FCC issues a Hearing Designation Order with respect to the Merger, (d) the TEGNA Stockholder Approval is not obtained at a meeting of such stockholders for the purpose of obtaining the TEGNA Stockholder Approval and such stockholder meeting has concluded, or (e) TEGNA, on the one hand, or Nexstar or Merger Sub, on the other hand, breaches its representations, warranties or covenants in the Merger Agreement, which breach would result in a failure of the applicable closing condition to be met, subject in certain cases, to the right of the breaching party to cure the breach (and provided that the party seeking to terminate the Merger Agreement is not in breach in a manner that would result in a failure of the applicable closing condition to be met);

•

the right of TEGNA to terminate the Merger Agreement in order to enter into a definitive agreement with respect to a “Company Superior Proposal” (as defined in the Merger Agreement) in certain circumstances; and

•	the right of Nexstar to terminate the Merger Agreement in certain circumstances if the TEGNA Board changes its recommendation in favor of the Merger.

Upon termination of the Merger Agreement under certain specified circumstances, including by TEGNA to enter into a definitive agreement with respect to a Superior Proposal in accordance with the terms of the Merger Agreement, TEGNA will be required to pay Nexstar a termination fee of $120,000,000. Upon termination of the Merger Agreement under certain circumstances, including the termination by either party because certain required regulatory clearances are not obtained before the Outside Date, Nexstar will be required to pay TEGNA a termination fee of $125,000,000.

The Merger Agreement also provides that TEGNA must pay Nexstar in an amount equal to the reasonable and documented out-of-pocket costs and expenses incurred by Nexstar in connection with the Merger Agreement, subject to a cap of $30,000,000, if the Merger Agreement is terminated as a result of the TEGNA Stockholder Approval not having been obtained at a meeting of such stockholders for the purpose of obtaining the TEGNA Stockholder Approval. The expense reimbursement will be set off against any termination fee payable by TEGNA if the termination fee later becomes payable.

TEGNA has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants:

•

to use reasonable best efforts to (i) conduct its operations in all material respects in the ordinary course of business, (ii) maintain in all material respects its station licenses and TEGNA’s rights thereunder and (iii) preserve intact in all material respects its current business organizations, ongoing businesses and material relationships with third parties, in each case, during the period between the date of the Merger Agreement and the Closing, and not to engage in specified types of transactions during this period, subject to certain exceptions;

•	to convene a meeting of its stockholders for the purpose of obtaining the TEGNA Stockholder Approval;

•

not to solicit alternative acquisition proposals, and subject to certain exceptions, not to engage in discussions or negotiations with respect to such proposals or provide information in connection with such proposals; and

•	subject to customary “fiduciary out” exceptions, recommend that TEGNA’s stockholders adopt the Merger Agreement.

Nexstar, Merger Sub and TEGNA have agreed that they will, and will cause certain of their affiliates to, use their reasonable best efforts to consummate the Merger as promptly as reasonably practicable and in any event by the Outside Date (including any extension thereto), including by (i) preparing and filing with the appropriate governmental entity all filings, forms, registrations and notifications required to be filed to consummate the Merger, (ii) responding to inquiries from governmental entities, or provide any supplemental information and documentary materials that may be requested by governmental entities, in connection with such filings and (iii) taking such actions as are necessary to obtain antitrust, FCC and other required regulatory approvals, subject to certain limitations set forth in the Merger Agreement. The parties have agreed to file FCC and HSR applications within 30 business days after signing of the Merger Agreement.

If the Merger is consummated, the shares of TEGNA Common Stock will be delisted from the New York Stock Exchange and deregistered under the Securities Exchange Act of 1934.

Nexstar has obtained debt financing commitments for the purpose of financing the transactions contemplated by the Merger Agreement and paying related fees and expenses.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about TEGNA, Nexstar, Merger Sub or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be reflected in Nexstar’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding TEGNA, Nexstar and Merger Sub and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that TEGNA will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that TEGNA will make with the U.S. Securities and Exchange Commission (the “SEC”). Nexstar acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Form 8-K not misleading.

Debt Commitment

On August 18, 2025, Nexstar entered into a commitment letter (the “Commitment Letter”) with Bank of America, N.A. (“Bank of America”), BofA Securities, Inc. (“BofA Securities”), JPMorgan Chase Bank, N.A. (“JPMCB”) and Goldman Sachs Bank USA (“Goldman Sachs” and together with Bank of America, BofA Securities and JPMCB, the “Commitment Parties”) pursuant to which the Commitment Parties have committed to provide the debt financing to consummate the Merger, the refinancing of certain of the existing indebtedness of TEGNA and certain other transactions in connection with the foregoing, including (i) an incremental senior secured term B loan facility in an aggregate principal amount of $2,990 million, (ii) a senior secured short term facility in an aggregate principal amount of $585 million, subject to reduction mechanisms on the closing date and (iii) a senior first lien secured bridge facility in an aggregate principal amount of up to $2,600 million to backstop potential refinancing of the TEGNA senior secured notes, subject to reduction mechanisms on the closing date. The Commitment Letter contains conditions to funding of the debt financing customary for commitments of this type. The senior secured facilities will be secured by liens on substantially all of Nexstar’s assets and will be guaranteed by certain of its subsidiaries and variable interest entities. Various economic terms of the debt financing are subject to change in the process of syndication.

Item 7.01.	Regulation FD Disclosure.

On August 19, 2025, Nexstar and TEGNA issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the announcement of Nexstar’s entrance into the Merger Agreement, Nexstar will hold a conference call and simultaneous presentation to investors at 10:00 a.m. ET on August 19, 2025. The investor presentation is attached hereto as Exhibit 99.2.

The information included under this Item 7.01 and in Exhibits 99.1 and 99.2 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. Nexstar has based these forward-looking statements on its current expectations and projections about future events. Forward-looking statements include information preceded by, followed by, or that includes the words “guidance,” “believes,” “expects,” “anticipates,” “could,” or similar expressions. For these statements, Nexstar claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report on Form 8-K, concerning, among other things, the ultimate outcome, benefits and cost savings of any possible transaction between Nexstar and TEGNA and timing thereof, and future financial performance, including changes in net revenue, cash flow and operating expenses, involve risks and uncertainties, and are subject to change based on various important factors, including the timing of and any potential delay in consummating the proposed transaction, the risk that the conditions to closing of the proposed transaction (including the necessary regulatory approvals or the approval of TEGNA’s stockholders) may not be satisfied in the anticipated timeframe or at all and the transaction may not close, the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, the risk of the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement between Nexstar and TEGNA, the risk that Nexstar fails to obtain the necessary financing arrangements set forth in the debt commitment letters delivered pursuant to the Merger Agreement, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nexstar’s common stock, the risk that the disruption from the proposed transaction may make it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with Nexstar’s customers, vendors and others with whom it does business, the impact of changes in national and regional economies, the ability to service and refinance Nexstar’s and/or TEGNA’s outstanding debt, successful integration of TEGNA (including achievement of synergies and cost reductions), pricing fluctuations in local and national advertising, future regulatory actions and conditions in the television stations’ operating areas, competition from others in the broadcast television markets, volatility in programming costs, the effects of governmental regulation of broadcasting, industry consolidation, technological developments and major world news events. Unless required by law, Nexstar undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K might not occur. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this release. For more details on factors that could affect these expectations, please see Nexstar’s filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 18, 2025, by and among Nexstar Media Group, Inc., Teton Merger Sub, Inc. and TEGNA Inc. *

99.1	Press Release, dated as of August 19, 2025.

99.2	Investor Presentation, dated as of August 19, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the U.S. Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any document so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

Date: August 19, 2025	By:	/s/ Lee Ann Gliha
	Name:	Lee Ann Gliha
	Title:	Chief Financial Officer
(Principal Financial Officer)